SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549
                                    --------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                   ----------


Date of Report (Date of earliest event reported):                 March 28, 2002


                     BUILDING MATERIALS HOLDING CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


           DELAWARE
(State or Other Jurisdiction            000-23135                 91-1834269
      of Incorporation or           (Commission File          (I.R.S. Employer)
          Organization)                Number)            Identification Number)


                       FOUR EMBARCADERO CENTER, SUITE 3250
                          SAN FRANCISCO, CA 94111-4167
               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code:  (415)627-9100





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ITEM 5.  Other Events

         On March 28, 2002, Registrant announced preliminary results for the quarter ending March 31, 2002. A copy of the press release is attached as
Exhibit 99.1 hereto and incorporated by reference herein.

         The press release filed as an exhibit to this report includes "safe harbor" language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements concerning, among other things, Registrant's expected financial performance for the first quarter of 2002 contained in the press release are "forward-looking" rather than historic. The Registrant disclaims any obligation to update forward-looking statements contained in the press release. The press release also states that a more thorough discussion of certain factors which may affect the Registrant's operating results is included in registrants Annual Report on Form 10-K for the year ended December 31, 2001 and other filings made with the Securities & Exchange Commission which are on file with the Commission and available at the Commission's website (http://sec.gov)




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ITEM 7   Financial Statements, Proforma Financial Information and Exhibits

         (c)  Exhibits.

                 99.1  Press Release dated March 28, 2002.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated as of April 5, 2002.

                                BUILDING MATERIALS
                                HOLDING CORPORATION


                                         By_/S/  ROBERT E. MELLOR
                                           -----------------------------------
                                         Robert E. Mellor
                                         President and Chief Executive Officer